UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 25, 2004

UNITED STATES LIME & MINERALS, INC.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	0-4197 (Commission File Number)	75-0789226 (IRS Employer Identification No.)

13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS (Address of principal executive offices)	75240 (Zip Code)

(972) 991-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)	(1)	On August 25, 2004, United States Lime & Minerals, Inc. entered into a credit agreement with Wells Fargo Bank, N.A. Prior to this credit agreement, the parties had no material relationship.

	(2)	A description of the credit agreement is included below under ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATIONOR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT and is hereby incorporated by reference to this Item.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

(a)	(1)	On August 25, 2004, United States Lime & Minerals, Inc., as a result of entering into a credit agreement with Wells Fargo Bank, N.A. and borrowings thereunder, repaid all of the Company’s $35,556,000 outstanding debt under its $50,000,000 Senior Secured Term Loan (the “Loan”) and terminated the associated credit agreement that had been entered into on April 22, 1999 with a consortium of commercial banks.

The Company also terminated the Loan and Security Agreement, dated March 3, 2003, among the Company, Texas Lime Company, Arkansas Lime Company and National City Bank (the “Agreement”) and repaid the $1,750,000 outstanding principal balance on the Company’s $6,000,000 revolving credit facility issued under the Agreement. The Company maintains its depository and disbursement banking accounts with National City Bank, who also served as Administrative Agent on the Loan.

	(2)	The Loan was secured by a first lien on substantially all of the Company’s assets, with the exception of accounts receivable and inventories. The interest rate on the first $30,000,000 of the Loan was 8.875%. The subsequent installments bore interest from the date they were funded at 3.52% above the secondary market yield of the United States Treasury obligation maturing May 15, 2005. The blended rate for the additional $20,000,000 was 9.84%. The Loan was repayable over a period of approximately eight years, maturing on March 30, 2007, and required monthly principal payments of $278,000, which began April 30, 2000, with a final principal payment of $26,944,000 on March 30, 2007, which equated to a 15-year amortization.

In addition to the $6,000,000 revolving credit facility, the Agreement also provided for a $2,000,000 equipment line of credit (available for financing or leasing large mobile equipment used in the Company’s operations). The revolving credit facility was secured by the Company’s accounts receivable and inventories, provided for an interest rate of LIBOR plus 2.75% and matured on April 1, 2005. The Company has entered into approximately $1,100,000 of operating leases for mobile equipment with an affiliate of National City Bank that will continue.

The Loan and the Agreement prohibited the Company from paying any dividends in cash through June 30, 2005 without the prior written consent of the bank lenders.

	(3)	The Loan and Agreement were terminated as a result of entering into and borrowings under, the credit agreement with Wells Fargo Bank, N.A. that includes a five-year $30,000,000 term loan and a three-year $30,000,000 revolving credit facility.

	(4)	As a result of the prepayment of the Loan, the Company was required to pay a prepayment penalty of approximately $235,000 which will be expensed in the third quarter. Also, approximately $632,000 of prepaid financing costs relating to the Loan will be expensed in the third quarter.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a)	(1) On August 25, 2004, United States Lime & Minerals, Inc. entered into a credit agreement with Wells Fargo Bank, N.A. (the “Lender”) that includes a five-year $30,000,000 term loan and a three-year $30,000,000 revolving credit facility (the “Credit Agreement”). Pursuant to a security agreement, also dated August 25, 2004 (the “Security Agreement”), the term loan and the revolving credit facility are secured by the Company’s and its subsidiaries’ existing and hereafter acquired tangible assets, intangible assets and real property. The Credit Agreement and Security Agreement are included as Exhibits 10.1 and 10.2 to this Report.

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(2)	The $30,000,000 term loan requires quarterly principal payments of $200,000 on September 30, 2004 and $625,000 thereafter, which equates to a 12-year amortization, with a final principal payment of $17,925,000 due on August 25, 2009. At closing, the Company also drew down approximately $7,780,000 on the $30,000,000 revolving credit facility. Subject to continued compliance with certain financial covenants, the Company may make additional draws on the revolving credit facility. The Lender may accelerate the maturity of the term loan and the revolving credit facility if an event of default, as defined under the Credit Agreement, occurs.

(3)	The term loan and the revolving credit facility bear interest, at the Company’s option, at either LIBOR plus a margin of 1.25% to 2.50%, or the Lender’s Prime Rate plus a margin of minus 0.50% to plus 0.50%. The margins are determined quarterly in accordance with a defined rate spread based upon the ratio of the Company’s average total funded senior indebtedness for the preceding four quarters to earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) for the twelve months ended on the last day of the most recent calendar quarter. The initial margins are 1.75% for LIBOR and 0.0% for Prime Rate loans. From August 25 to September 27, 2004, the interest rates on the Company’s borrowings under the term loan and the revolving credit facility are 3.375% for $35,000,000 and 4.5% for the remaining $2,780,000. The Company paid the Lender an origination fee equal to 0.25% of the total amount committed under the Credit Agreement. In conjunction with the new Credit Agreement, the Company entered into a hedge to fix the LIBOR rate at 3.87% on $25,000,000 of the new term loan for the period October 1, 2004 through the maturity date, resulting in an interest rate of 5.62% based on the current LIBOR margin of 1.75%. The interest rate on this $25,000,000 for the period of September 27 through September 30, 2004 will be based on the Prime Rate then in effect plus 0.0%. The interest rate on the remaining loan balances will be reset on September 27, 2004 based on the LIBOR, Prime Rate and margins then in effect.

The Credit Agreement provides that the Company may pay annual dividends, not to exceed $1,500,000, so long as after such payment, the Company remains solvent and the payment does not cause or result in any default or event of default as defined under the Credit Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit
Number	Exhibit
10.1	Credit Agreement dated as of August 25, 2004 among United States Lime & Minerals, Inc., each Lender from time to time a party thereto, and Wells Fargo Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

10.2	Security Agreement dated as of August 25, 2004 made by United States Lime & Minerals, Inc., Arkansas Lime Company, Colorado Lime Company, Texas Lime Company and U. S. Lime Company – Houston, in favor of Wells Fargo Bank, N. A., as Administrative Agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004	UNITED STATES LIME & MINERALS, INC.
By: /s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Credit Agreement dated as of August 25, 2004 among United States Lime & Minerals, Inc., each Lender from time to time a party thereto, and Wells Fargo Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

10.2	Security Agreement dated as of August 25, 2004 made by United States Lime & Minerals, Inc., Arkansas Lime Company, Colorado Lime Company, Texas Lime Company and U. S. Lime Company – Houston, in favor of Wells Fargo Bank, N. A., as Administrative Agent.

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